UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 26, 2008
(Date of earliest event reported)
eResearchTechnology, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-29100	22-3264604

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 South 17th Street, Philadelphia, PA	19103

(Address of principal executive offices)	(Zip Code)
215-972-0420
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 26, 2008, eResearchTechnology, Inc. issued a press release reporting its results of operations for the quarter and year ended December 31, 2007 and providing financial guidance for both the first quarter of and full year 2008. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99.1 Press release dated February 26, 2008 of eResearchTechnology, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc. (Registrant)
Date: February 26, 2008	By:	/s/ Richard A. Baron
Richard A. Baron
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated February 26, 2008 of eResearchTechnology, Inc.